CNO Financial Group 1 First Quarter 2022 Financial and operating results for the period ended March 31, 2022 May 2, 2022 Unless otherwise specified, comparisons in this presentation are between 1Q21 and 1Q22. Exhibit 99.3

CNO Financial Group 2 Important Legal Information Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on May 2, 2022, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. Forward-Looking Statements This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes the measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, CNOinc.com. Non-GAAP Measures

CNO Financial Group 3

CNO Financial Group 4 Solid sales metrics; stable underlying earnings; capital efficient Quarter in Review Strong Operational Performance  Significant capital return; shares outstanding down 11%  At targeted overall capital level  Advancing strategic initiatives in Consumer and Worksite divisions 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Building on Track Record of Execution  Robust sales growth; continued improvement in agent productivity  New agent recruiting momentum  COVID benefits moderating; alternatives returns normalizing  Solid underlying margins and earnings

CNO Financial Group 5 2022 1Q 2Q 3Q 4Q FY 1Q Y/Y New Annualized Premiums 1 Life $53.0 $52.3 $45.4 $39.8 $190.5 $55.8 5.3% Health 35.7 41.5 39.2 47.7 164.1 34.8 -2.5% Total Life and Health $88.7 $93.8 $84.6 $87.5 $354.6 $90.6 2.1% Collected Premiums Life Life - single premium WL $17.5 $12.6 $10.7 $11.9 $52.7 $10.4 -40.6% Life - all other 209.0 210.8 211.5 211.8 843.1 216.3 3.5% Total Life 226.5 223.4 222.2 223.7 895.8 226.7 0.1% Health 424.7 410.6 407.3 416.9 1,659.5 408.9 -3.7% Total Life and Health $651.2 $634.0 $629.5 $640.6 $2,555.3 $635.6 -2.4% Annuity Collected Premiums $325.4 $344.3 $333.3 $397.4 $1,400.4 $368.6 13.3% Client Assets in BD and Advisory 2 $2,444.6 $2,636.0 $2,693.1 $2,898.5 $2,898.5 $2,835.1 16.0% Fee Revenue 3 $32.3 $31.1 $28.0 $56.2 $147.6 $40.3 24.8% % Change2021 Four of five metrics up year-over-year Growth Scorecard E xp a n d to th e R ig h t D ri ve G ro w th (dollars in millions) 1 Measured as 100% of new life and health annualized premiums, except for single premium whole life deposits, which are measured at 10% of annualized premium. 2 Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. Prior periods have been restated to conform with current presentation. 3 Represents fee revenue from the sales of third-party insurance products; services provided by WBD; fee revenue earned by DirectPath; fees generated by our broker- dealer and registered investment advisor.

CNO Financial Group 6 Solid execution; continued strong D2C momentum Consumer Division Update First Quarter HighlightsKey Initiatives Expand reach Maintain growth momentum Optimize distribution  Total Life sales up 3%; D2C Life sales up 16%  Annuity collected premiums up 13%  Supplemental Health NAP up 8%; Long-Term Care up 6%  Continued third-party sales momentum  Agent productivity strength; new agent recruiting momentum  Registered agent1 count up 3%  Enhanced distribution through third parties  Steady growth in client assets in brokerage and advisory 1 Registered agents are dually licensed as insurance agents and financial representatives who can buy and sell securities for clients, and/or investment advisors who can provide ongoing investment advice for clients.

CNO Financial Group 7 Sales gaining momentum; strong agent productivity Worksite Division Update First Quarter Highlights  Life and Health insurance sales up 8%  Stable employer base and premium collection  Continued strong fee revenue growth  Continued DirectPath / WBD synergies  Launch of hybrid enrollment technology platform Key Initiatives Expand reach  Productivity gains across all cohorts  Stable veteran agent retention  Agent referral program driving recruiting momentum Restore growth Optimize distribution

CNO Financial Group 8  Agent pilots, technology- driven customer experience enhancements  Hybrid distribution  Worksite B2B marketing, lead generation  Share repurchases: $100 million in 1Q22  Dividends: $16 million in 1Q22  Highly selective M&A  CNO Ventures; strategic minority investments largely in InsurTech  LTC reinsurance (2018), Web Benefits Design (2019), DirectPath (2021) Opportunistic transactions Return capital to shareholders Organic investments to sustain and grow the core businesses Disciplined and opportunistic approach to maximize shareholder value Excess Capital Allocation Strategy

CNO Financial Group 9 Financial Highlights Solid underlying earnings Earnings ResultsFirst Quarter 2022 Net operating income1 $75.2 $51.1 Net operating income excluding significant items1 $81.3 $51.1 Net income $147.4 $112.3 Weighted average shares outstanding (in millions) 136.7 121.0 (dollars in millions, except where noted) 1Q22 Operating EPS1 excl. significant items of $0.42 vs. $0.59 in 1Q21  1Q22 Pre-tax operating income excl. significant items of $68 million vs. $105 million in 1Q21, reflecting:  Moderating variable investment income: down $15 million YoY  Unfavorable market impacts on annuities: down $10 million YoY  Reduced net favorable COVID impacts: down $6 million YoY  Higher non-deferrable advertising spend: up $6 million YoY  Fee income up 36%  Effective tax rate up 240 bps  1Q22 total expenses, excl. significant items, up 3% YoY  $100 million share repurchases  Weighted average share count down 11%  Operating ROE1, as adjusted, of 11.2%; 10.7% excl. significant items 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. 2 Excluding significant items. $0.55 $0.42 $1.08 $0.93 1Q21 1Q22 $0.42 $2.36 $2.72 $0.59 Net operating earnings per share1 Net income per share Excluding significant items

CNO Financial Group 10 1Q 2022 Highlights1 Insurance Product Margin (dollars in millions) Continued net COVID benefit; stable underlying margins Insurance Product Margin Excluding Significant Items1  Total margin down $20 million, or 10%  $6 million decline in net favorable COVID impact  $10 million unfavorable impact to fixed indexed annuities from market impacts  $6 million increase in non-deferred life advertising expense  Annuity margin down $13 million, or 23%  $1 million decline in favorable COVID impacts  Health margin flat  $8 million decline in favorable COVID impacts  Life margin down $7 million, or 27%  $3 million improvement in unfavorable COVID impact 1 Excludes $26.9 million favorable annuity unlocking/$1.0 million unfavorable life unlocking in 4Q21. See the Appendix for a reconciliation to the corresponding GAAP measure. $57.9 $66.0 $52.5 $67.0 $44.6 $27.1 $39.7 $53.2 $31.4 $19.8 $124.7 $120.9 $117.9 $129.5 $124.8 1Q21 2Q21 3Q21 4Q21 1Q22 Annuity Health Life Total Margin $209.7 $226.6 $223.6 $227.9 $189.2 2.33% 2.63% 2.05% 2.58% 1.70% Margin / average net insurance liabilities Margin / insurance policy income 30% 29% 28% 31% 31% ISL: Interest margin / average net insurance liabilities 0.80% 0.66% 0.69% 0.52% 0.59% ISL: Underwriting margin / insurance policy income 30% 37% 43% 34% 36% Trad: Margin / insurance policy income 8% 14% 20% 9% 2% Trad: Margin ex. Adv. Exp. / insurance policy income 21% 28% 31% 22% 19%

CNO Financial Group 11 $- $50.0 $100.0 $150.0 $200.0 1Q 2021 1Q 2022 Investment Income Not Allocated to Product Lines $- $100.0 $200.0 $300.0 $400.0 1Q 2021 1Q 2022 Total Net Investment Income1 Annuity Health Life Not Allocated $- $100.0 $200.0 $300.0 $400.0 1Q 2021 1Q 2022 Investment Income Allocated to Product Lines Annuity Health Life Investment Results  Average yield on allocated investments of 4.60% vs. 4.68% in 4Q21 and 4.81% in 1Q21  New money rate of 3.73%, up from 3.67% in 4Q21  Reflects up in quality approach 1 Reflects sum of allocated and non-allocated investment income. Refer to pages 16-19 of the financial supplement for more information on the components of net investment income. $223.0 $223.2 $251.7$266.0 $28.5 $43.0  Average invested assets up 10% YoY  Earned yield of 4.50% vs. 4.83% in 4Q21.  “BBB” allocation reduced by 250 bps in the last 12 months.  “A” allocation increased by 310 bps in the last 12 months.  Moderated Private Equity returns (dollars in millions) Stable Core NII: moderating alternative returns; up-in-quality positioning

CNO Financial Group 12 High quality, stable core returns with variable upside Portfolio Composition $27 billion of Invested Assets Highlights (Fair Value as of 3/31/2022) General Approach  Positioned for stable performance across credit cycles  Focus on quality - margin against adverse development  Calibrated, lower than average allocation to most higher risk categories – specific boundaries as the amount of high-risk assets we will own  Low impairments through multiple cycles  Embedded asset liability management  High degree of liquidity  66% of portfolio in corporate and government bonds  Reflects up-in-quality positioning over past 18 months  Strong credit risk profile  95% rated NAIC 1 or 2  Portfolio average rating A  Significant credit enhancement in structured products  Diversified commercial and residential mortgages with favorable performance metrics and strong operating characteristics. No commercial mortgage loan delinquencies.  Alternative investments emphasizing current cash flows and comparatively predictable results IG Corporates, 49.6% HY Corporates, 3.6% EM, 2.1% Municipals, 10.3% ABS, 4.5% Non-Agency RMBS, 7.5% CMBS, 9.9% CML, 4.7% CDOs, 2.7% CLO Equity, 0.4% Alternatives, 2.5% Policy Loans, 0.4% Other, 1.8%

CNO Financial Group 13 1Q free cash flow reflects impact from market volatility, FABN issuance Cash Flow Profile 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. 2 Cash flows exclude acquisitions, dividend payments, stock repurchases, and financing transactions. (dollars in millions) 1Q21 1Q22 1Q21 1Q22 Net Operating Income1 75.2$ 51.1$ 353.2$ 341.5$ Holding Company Cash Flows: Dividends from Subsidiaries 83.1$ 69.6$ 335.1$ 335.5$ Management Fees 31.7 33.2 113.6 119.3 Surplus Debenture Interest 12.0 12.0 57.2 55.4 Earnings on Corporate Investments 2.1 2.1 19.6 7.7 Other 12.0 (14.0) 69.4 10.6 Holding Company Sources of Cash2 140.9 102.9 594.9 528.5 Holding Company Expenses and Other (21.5) (27.4) (92.8) (79.0) Tax Payments (16.1) (13.6) (37.9) (50.5) Interest Payments (2.1) (2.1) (55.1) (60.8) Excess Cash Flow to Holding Company2 101.2 59.8 409.1 338.2 Net Proceeds from New Debt - - 146.4 - Share Repurchases (97.8) (100.0) (277.8) (404.6) Dividend Payments to Stockholders (16.3) (16.1) (67.1) (65.4) Acquisition (51.1) - (51.1) - Net Change in Holding Company Cash and Investments (64.0) (56.3) 159.5 (131.8) Non-Cash Changes in Investment Balances - - (3.5) - Cash and Investments, Beginning of Period 388.1 248.6 168.1 324.1 Cash and Investments, End of Period 324.1$ 192.3$ 324.1$ 192.3$ Trailing Twelve MonthsFor the Quarter

CNO Financial Group 14 1 The ratio of the combined capital of the insurance companies to the minimum amount of capital appropriate to support the overall business operations, as determined based on the methodology developed by the National Association of Insurance Commissioners. 2 Excluding accumulated other comprehensive income (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure. Debt to Capital2 Consolidated Risk Based Capital (RBC) Ratio1  Target leverage of 25.0 - 28.0%  Debt covenant ceiling of 35%  Debt capacity within limit of target leverage $150 million  Target consolidated RBC ratio of approximately 375%  RBC variability can be expected in periods of market volatility  Will manage back up to 375% over time Holding Company Liquidity  Minimum targeted holding company liquidity of $150 million  Liquidity bolstered by $250 million undrawn revolver  No outstanding debt maturities until 2025 411% 386% 365% 2020 2021 1Q 2022 $388.1 $248.6 $192.3 2020 2021 1Q 2022 25.6% 25.6% 25.6% 2020 2021 1Q 2022 Capital and Liquidity Overview Balanced approach to capital structure; strong liquidity (dollars in millions)

CNO Financial Group 15  Continued positive momentum  Free cash flow expected to be lower than 2021 reflecting diminishing COVID impacts and alternative investment returns, capital strain from new business, and the ramp up of the FABN program  Free cash flow conversion rate to remain strong  Manage to 375% RBC and $150 million holdco liquidity  COVID-related ⁃ Continued net favorable COVID impacts, tapering over the course of the year  Investment income ⁃ Allocated to products: relatively flat as asset growth is mostly offset by declining yield ⁃ Not allocated to products: lower than 2021 as alternative yields continue to moderate  Fee income ⁃ Trending up vs. full year 2021 ⁃ Seasonally weaker sequentially in 2Q and 3Q, trending up in 4Q  Expenses (excluding significant items) ⁃ Expected to be modestly higher vs. 2021 as operating efficiencies are offset by investments in growth  Effective Tax rate ⁃ 24-25%, trending up vs. 2021 due to state income tax impacts 2022 Outlook Sales Earnings Free Cash Flow / Excess Capital

CNO Financial Group 16 Balance sheet impacts at transition in line with expectations Long Duration Targeted Improvements  Expect shareholders equity ex. AOCI to be reduced by $100 - $200 million primarily from negative margin in older LTC blocks ⁃ Debt leverage ex. AOCI to increase by 60 - 120 basis points  Expect AOCI balance to be reduced by $1.8 - $2.2 billion from the mark-to-market on the impacted liabilities ⁃ AOCI balance to be approximately zero Balance Sheet as of January 1, 2021 ($ millions) As Reported LDTI Adj Range Low LDTI Adj Range High As Adjusted Range Low As Adjusted Range High Common Stock 1$ -$ -$ 1$ 1$ Additional Paid in Capital 2,545 - - 2,545 2,545 Retained Earnings 752 (100) (200) 652 552 Total Shareholders' Equity Before AOCI 3,298 (100) (200) 3,198 3,098 AOCI 2,186 (1,800) (2,200) 386 (14) Total Shareholders' Equity 5,484$ (1,900)$ (2,400)$ 3,584$ 3,084$ Debt 1,136$ 1,136$ 1,136$ Total Capital ex AOCI 4,434$ 4,334$ 4,234$ Total Capital 6,620$ 4,720$ 4,220$ Debt / Total Capital ex AOCI 25.6% 26.2% 26.8% Debt / Total Capital 17.2% 24.1% 26.9%

CNO Financial Group 17 Delivering on our Commitments Turnaround / De-risking Pivot to Growth Optimize Long-term Value Pre 2017 2017 – 2019 2020 – ? Ongoing  Reinsured life block (2009)  Recapitalized company (2012)  Initiated dividend (2012)  Sold Legacy Life Insurance Block (2014)  Migrated ratings upwards–within non-investment grade ratings classes  Completed Senior Leadership additions  Reinsured LTC block  Achieved investment grade credit ratings  Up-in-quality portfolio repositioning  Sustainable momentum in recruiting and sales  Benefiting from diverse business model and strong retention  Balancing capital return with investments in growth  Up-in-quality investment positioning  Successfully pivoting to new sales approaches  Accelerating integration of D2C and exclusive agents  Expanding D2C offerings  Reimagining future workplace  Optimize customer-centric business alignment  Expand omnichannel delivery model  Extract potential from Worksite business  Enhance growth, margin and ROE profile  Maximize distributable cash flow  Accelerate pace of capital deployment  Leverage technology COVID-19

CNO Financial Group 18 Investment Highlights Sustainable growth initiatives in place Favorable demographic tailwinds Well-positioned in underserved senior middle-income market Highly differentiated business model Strong balance sheet; robust free cash flow generation

CNO Financial Group 19 Questions and Answers

CNO Financial Group 20 Appendix 1: Quarter in Review Strong Operational Performance  Broker-Dealer/Registered Investment Advisor Slide 21  Exclusive Agent Counts Slide 22 Building on Strong Track Record of Execution  New Money Rate Walk Slide 23  New Money Summary Slide 24  Long-Term Care Insurance Slide 25  Tax Asset Summary Slide 26

CNO Financial Group 21 Account values up 16% YoY; $2.8 billion in client assets Broker-Dealer/Registered Investment Advisor 1 Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. Prior periods have been restated to conform with current presentation. Bankers Life is the marketing brand of various affiliated companies of CNO Financial Group including, Bankers Life and Casualty Company, Bankers Life Securities, Inc., and Bankers Life Advisory Services, Inc. Non-affiliated insurance products are offered through Bankers Life General Agency, Inc. (dba BL General Insurance Agency, Inc., AK, AL, CA, NV, PA). Agents who are financial advisors are registered with Bankers Life Securities, Inc. Securities and variable annuity products and services are offered by Bankers Life Securities, Inc. Member FINRA/SIPC, (dba BL Securities, Inc., AL, GA, IA, IL, MI, NV, PA). Advisory products and services are offered by Bankers Life Advisory Services, Inc. SEC Registered Investment Adviser (dba BL Advisory Services, Inc., AL, GA, IA, MT, NV, PA). Home Office: 111 East Wacker Drive, Suite 1900, Chicago, IL 60601 (dollars in millions) 2022 1Q 2Q 3Q 4Q 1Q Net New Client Assets in Brokerage (12.4)$ 2.2$ (23.0)$ 9.0$ (35.2)$ Brokerage and Advisory1 Advisory 74.2 69.9 66.0 67.5 76.1 Total 61.8$ 72.1$ 43.0$ 76.5$ 40.9$ Client Assets in Brokerage and Brokerage 1,560.3$ 1,635.3$ 1,639.0$ 1,734.0$ 1,675.2$ Advisory1 at end of period Advisory 884.3 1,000.7 1,054.1 1,164.5 1,159.9 Total 2,444.6$ 2,636.0$ 2,693.1$ 2,898.5$ 2,835.1$ 2021

CNO Financial Group 22 Labor market conditions impacting producing agent counts; veteran agent retention strong Exclusive Agent Counts 1 Producing agents represent the monthly average of exclusive agents that have submitted at least one policy in the month. 2 Registered agents are dually licensed as insurance agents and financial representatives who can buy and sell securities for clients, and/or investment advisors who can provide ongoing investment advice for clients. 3 Agent and representative counts represent the average of the last 3 months. 2022 % Change Consumer 1Q 2Q 3Q 4Q 1Q Y/Y Producing Field Agents1,3 4,389 4,360 4,168 4,008 3,939 -10.3% Producing Tele-Sales Agents1,3 258 247 235 220 217 -15.9% Total Producing Agents1,3 4,647 4,607 4,403 4,228 4,156 -10.6% Registered Agents2,3 646 639 646 655 663 2.6% Worksite Producing Field Agents1,3 241 258 229 227 208 -13.7% 2021

CNO Financial Group 23 Higher market yields balanced by up-in-quality trend, shorter duration requirements New Money Rate Walk 3.67% 3.73% -0.27%

CNO Financial Group 24 Strategically harvesting rising market yields, while sliding up-in-quality / down the curve. New Money Summary First Quarter General Account New Money Purchases

CNO Financial Group 25 New sales (~$30 million annually) focused on short duration products  99% of new sales for policies with 2 years or less in benefits  Average benefit period of 11 months  New business 25% reinsured since 2008 Reserve assumptions informed by historical experience  No morbidity improvement  No mortality improvement  Minimal future rate increases  New money rates reflect a low for long environment Favorable economic profile  2021 Loss Recognition Testing margin increased to $376 million or ~15% of Net GAAP Liabilities driven by margin from new business  Statutory reserves ~$221 million higher than LTC Net GAAP Liabilities, which are currently ~$2.51 billion  Total LTC is just 12% of overall CNO insurance liabilities  Potential adverse impact from severe stress scenarios is significantly reduced  Average maximum benefit at issuance is $143 per day for inforce block Long-Term Care Insurance Highly differentiated inforce block; prudently managed

CNO Financial Group 26 Non-Life NOLs $237 DTAs related to tax strategy $171 Value of NOLs and deferred tax assets (DTAs) related to tax strategy Details  Total estimated economic value of tax assets related to our NOLs and tax strategy of approximately $245 million @ 10% discount rate ($2.02 on a per share basis).  Life NOLs have been fully utilized. Non- life NOLs are expected to offset 100% of non-life taxable income and 35% of life taxable income through 2023. $408 (dollars in millions) $408 million/$3.42 per diluted share value of NOLs and DTAs related to tax strategy Tax Asset Summary as of March 31, 2022

CNO Financial Group 27 Appendix 2: Financial Exhibits Non-GAAP Financial Measures Slides 28 - 46

CNO Financial Group 28 Insurance product margin Annuity 93.9$ (26.9)$ (1) 67.0$ Health 129.5 - 129.5 Life 30.4 1.0 (1) 31.4 Total insurance product margin 253.8 (25.9) 227.9 Allocated expenses (143.3) - (143.3) Income from insurance products 110.5 (25.9) 84.6 Fee income 2.9 - 2.9 Investment income not allocated to product lines 42.8 - 42.8 Expenses not allocated to product lines (17.4) - (17.4) Operating earnings before taxes 138.8 (25.9) 112.9 Income tax expense on operating income (30.3) 5.7 (24.6) Net operating income (2) 108.5$ (20.2)$ 88.3 Net operating income per diluted share (2) 0.87$ (0.16)$ 0.71$ Three months ended December 31, 2021 Actual results Significant items Excluding significant items (dollars in millions, except per-share amounts) (1) Adjustments arising from our comprehensive annual actuarial review of assumptions. (2) A non-GAAP measure. See pages 35 and 37 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 4Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 4Q21 Significant Items

CNO Financial Group 29 Insurance product margin Annuity 52.5$ -$ 52.5$ Health 117.9 - 117.9 Life 53.2 - 53.2 Total insurance product margin 223.6 - 223.6 Allocated expenses (140.5) - (140.5) Income from insurance products 83.1 - 83.1 Fee income 2.6 - 2.6 Investment income not allocated to product lines 50.9 - 50.9 Expenses not allocated to product lines (17.3) 3.0 (1) (14.3) Operating earnings before taxes 119.3 3.0 122.3 Income tax expense on operating income (26.5) (0.7) (27.2) Net operating income (2) 92.8$ 2.3$ 95.1 Net operating income per diluted share (2) 0.72$ 0.02$ 0.74$ Three months ended September 30, 2021 Actual results Significant items Excluding significant items (1) Comprised of $3.0 million from legal and regulatory matters. (2) A non-GAAP measure. See pages 35 and 37 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 3Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 3Q21 Significant Items (dollars in millions, except per-share amounts)

CNO Financial Group 30 Insurance product margin Annuity 66.0$ -$ 66.0$ Health 120.9 - 120.9 Life 39.7 - 39.7 Total insurance product margin 226.6 - 226.6 Allocated expenses (141.6) - (141.6) Income from insurance products 85.0 - 85.0 Fee income 6.6 - 6.6 Investment income not allocated to product lines 47.8 - 47.8 Expenses not allocated to product lines (23.8) 4.5 (1) (19.3) Operating earnings before taxes 115.6 4.5 120.1 Income tax expense on operating income (26.5) (1.0) (27.5) Net operating income (2) 89.1$ 3.5$ 92.6 Net operating income per diluted share (2) 0.66$ 0.03$ 0.69$ Three months ended June 30, 2021 Actual results Significant items Excluding significant items (1) Comprised of $4.5 million from legal and regulatory matters. (2) A non-GAAP measure. See pages 35 and 37 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 2Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 2Q21 Significant Items (dollars in millions, except per-share amounts)

CNO Financial Group 31 Insurance product margin Annuity 57.9$ -$ 57.9$ Health 124.7 - 124.7 Life 27.1 - 27.1 Total insurance product margin 209.7 - 209.7 Allocated expenses (141.1) - (141.1) Income from insurance products 68.6 - 68.6 Fee income 7.3 - 7.3 Investment income not allocated to product lines 43.0 - 43.0 Expenses not allocated to product lines (22.0) 7.8 (1) (14.2) Operating earnings before taxes 96.9 7.8 104.7 Income tax expense on operating income (21.7) (1.7) (23.4) Net operating income (2) 75.2$ 6.1$ 81.3 Net operating income per diluted share (2) 0.55$ 0.04$ 0.59$ Three months ended March 31, 2021 Actual results Significant items Excluding significant items (1) Comprised of: (i) $5.3 million from legal and regulatory matters; and (ii) $2.5 million of transaction expenses related to the previously announced acquisition of DirectPath, LLC. The legal and regulatory matters primarily consist of an increase to our liability for claims and interest pursuant to the Global Resolution Agreement, as we have now processed and verified most of the claims provided by the third-party auditor allowing us to more accurately estimate the ultimate liability. (2) A non-GAAP measure. See pages 35 and 37 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 1Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 1Q21 Significant Items (dollars in millions, except per-share amounts)

CNO Financial Group 32 Insurance product margin Annuity 68.1$ (16.1)$ (1) 52.0$ Health 125.2 - 125.2 Life 37.3 4.3 (1) 41.6 Total insurance product margin 230.6 (11.8) 218.8 Allocated expenses (162.7) - (162.7) Income from insurance products 67.9 (11.8) 56.1 Fee income 2.9 - 2.9 Investment income not allocated to product lines 57.8 - 57.8 Expenses not allocated to product lines (17.8) 3.7 (2) (14.1) Operating earnings before taxes 110.8 (8.1) 102.7 Income tax expense on operating income (24.8) 1.7 (23.1) Net operating income (3) 86.0$ (6.4)$ 79.6$ Net operating income per diluted share (3) 0.61$ (0.04)$ 0.57$ Three months ended December 31, 2020 Actual results Significant items Excluding significant items (1) Adjustments arising from our comprehensive annual actuarial review of assumptions. (2) Unfavorable impact related to asset impairments. (3) A non-GAAP measure. See pages 35 and 37 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 4Q20 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 4Q20 Significant Items (dollars in millions, except per-share amounts)

CNO Financial Group 33 Insurance product margin Annuity 123.8$ 40.0$ (1) 72.3$ (91.5) (1) Health 95.5 - 95.5 Life 36.1 5.6 (1) 41.7 Total insurance product margin 255.4 (45.9) 209.5 Allocated expenses (128.1) - (128.1) Income from insurance products 127.3 (45.9) 81.4 Fee income 5.2 - 5.2 Investment income not allocated to product lines 8.2 - 8.2 Expenses not allocated to product lines (38.5) 23.5 (2) (15.0) Operating earnings before taxes 102.2 (22.4) 79.8 Income tax expense on operating income (22.8) 4.7 (18.1) Net operating income (3) 79.4$ (17.7)$ 61.7$ Net operating income per diluted share (3) $0.55 (0.12)$ 0.43$ Three months ended June 30, 2020 Actual results Significant items Excluding significant items The footnotes to the above table are on the following page. The table below summarizes the financial impact of significant items on our 2Q20 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 2Q20 Significant Items (dollars in millions, except per-share amounts)

CNO Financial Group 34 (Continued from the previous page) (1) Given our expectation that interest rates will remain low for the long-term, we performed an actuarial unlocking exercise in the second quarter of 2020 to reflect our assumption that average new money rates will remain flat at 4 percent forever. This change and the related impacts to persistency assumptions had a $45.6 million unfavorable impact on pre-tax earnings. As part of the actuarial unlocking exercise, we also changed our assumptions related to the future option costs we incur in providing benefits on fixed index annuities which had a favorable impact on pre-tax earnings of $91.5 million. The impact of these changes in assumptions is summarized below (dollars in millions): This actuarial unlocking exercise did not replace our comprehensive annual review of all assumptions for our insurance products, which we completed in the fourth quarter of 2020. (2) We increased our liability for claims and interest pursuant to the previously disclosed Global Resolution Agreement entered into in November 2018. Pursuant to this agreement, a third-party auditor is acting on behalf of 42 states and the District of Columbia for the purpose of identifying deceased insureds and contract holders where benefits are payable pursuant to unclaimed property laws. The third-party auditor has provided information that we have processed and verified allowing us to more accurately estimate the ultimate liability pursuant to this agreement. (3) A non-GAAP measure. See pages 35 and 37 for a reconciliation to the corresponding GAAP measure. Line of business Fixed index annuities Fixed interest annuities Interest- sensitive life Total Favorable (unfavorable) Impacts of an average new money rate assumption of 4 percent Insurance policy benefits $ (5.0) $ — $ (7.4) $ (12.4) Amortization (25.6) (9.4) 1.8 (33.2) Subtotal (30.6) (9.4) (5.6) (45.6) Impacts of changes in future option costs Insurance policy benefits 104.8 — — 104.8 Amortization (13.3) — — (13.3) Subtotal 91.5 — — 91.5 Impact on pre-tax income $ 60.9 $ (9.4) $ (5.6) $ 45.9 2Q20 Significant Items

CNO Financial Group 35 (dollars in millions) * Management believes that an analysis of Net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and the change in allowance for credit losses, net of related amortization and taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization and taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) loss on extinguishment of debt, net of taxes; (vi) changes in the valuation allowance for deferred tax assets and other tax items; and (vii) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes ("Net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals. A reconciliation of Net operating income to Net income applicable to common stock is provided in the above table. Quarterly Earnings 1Q21 2Q21 3Q21 4Q21 1Q22 Insurance product margin Annuity 57.9$ 66.0$ 52.5$ 93.9$ 44.6$ Health 124.7 120.9 117.9 129.5 124.8 Life 27.1 39.7 53.2 30.4 19.8 Total insurance product margin 209.7 226.6 223.6 253.8 189.2 Allocated expenses (141.1) (141.6) (140.5) (143.3) (144.8) Income from insurance products 68.6 85.0 83.1 110.5 44.4 Fee income 7.3 6.6 2.6 2.9 9.9 Investment income not allocated to product lines 43.0 47.8 50.9 42.8 28.5 Expenses not allocated to product lines (22.0) (23.8) (17.3) (17.4) (14.8) Operating earnings before taxes 96.9 115.6 119.3 138.8 68.0 Income tax expense on operating income (21.7) (26.5) (26.5) (30.3) (16.9) Net operating income* 75.2 89.1 92.8 108.5 51.1 Net realized investment gains (losses) from sales, impairments and change in allowance for credit losses (net of related amortization) 3.6 24.3 2.2 4.7 (7.1) Net change in market value of investments recognized in earnings (6.4) 5.7 (4.6) (12.1) (25.5) Fair value changes in embedded derivative liabilities (net of related amortization) 82.1 (44.9) 10.9 19.1 90.8 Fair value changes related to agent deferred compensation plan 13.2 - - (4.3) 22.7 Other 0.6 0.9 0.2 1.9 0.4 Non-operating income (loss) before taxes 93.1 (14.0) 8.7 9.3 81.3 Income tax (expense) benefit on non-operating income (20.9) 2.9 (1.7) (2.0) (20.1) Net non-operating income (loss) 72.2 (11.1) 7.0 7.3 61.2 Net income 147.4$ 78.0$ 99.8$ 115.8$ 112.3$

CNO Financial Group 36 Information Related to Certain Non-GAAP Financial Measures The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net change in market value of investments recognized in earnings, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, changes in the valuation allowance for deferred tax assets and other tax items and other non- operating items consisting primarily of earnings attributable to variable interest entities (“net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals.

CNO Financial Group 37 A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows: (dollars in millions, except per-share amounts) Information Related to Certain Non-GAAP Financial Measures 1Q21 2Q21 3Q21 4Q21 1Q22 Net income applicable to common stock 147.4$ 78.0$ 99.8$ 115.8$ 112.3$ Non-operating items: Net realized investment (gains) losses from sales and impairments, net of related amortization (3.6) (24.3) (2.2) (4.7) 7.1 Net change in market value of investments recognized in earnings 6.4 (5.7) 4.6 12.1 25.5 Fair value changes in embedded derivative liabilities, net of related amortization (82.1) 44.9 (10.9) (19.1) (90.8) Fair value changes related to the agent deferred compensation plan (13.2) - - 4.3 (22.7) Other (0.6) (0.9) (0.2) (1.9) (0.4) Non-operating (income) loss before taxes (93.1) 14.0 (8.7) (9.3) (81.3) Income tax (expense) benefit on non-operating (income) loss (20.9) 2.9 (1.7) (2.0) (20.1) Net non-operating (income) loss (72.2) 11.1 (7.0) (7.3) (61.2) Net operating income (a non-GAAP financial measure) 75.2$ 89.1$ 92.8$ 108.5$ 51.1$ Per diluted share: Net income 1.08$ 0.58$ 0.77$ 0.93$ 0.93$ Net realized investment (gains) losses from sales and impairments (net of related amortization and taxes) (0.02) (0.14) (0.02) (0.03) 0.04 Net change in market value of investments recognized in earnings (net of taxes) 0.04 (0.03) 0.03 0.07 0.16 Fair value changes in embedded derivative liabilities (net of related amortization and taxes) (0.47) 0.26 (0.06) (0.12) (0.57) Fair value changes related to the agent deferred compensation plan (net of taxes) (0.08) - - 0.03 (0.14) Other - (0.01) - (0.01) - Net operating income (a non-GAAP financial measure) 0.55$ 0.66$ 0.72$ 0.87$ 0.42$

CNO Financial Group 38 A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows: (dollars in millions, except per-share amounts, and shares in thousands) Information Related to Certain Non-GAAP Financial Measures 1Q21 2Q21 3Q21 4Q21 1Q22 Operating income 75.2$ 89.1$ 92.8$ 108.5$ 51.1$ Weighted average shares outstanding for basic earnings per share 134,140 131,016 126,429 122,017 118,622 Effect of dilutive securities on weighted average shares: Stock options, restricted stock and performance units 2,513 2,798 2,589 3,003 2,380 Weighted average shares outstanding for diluted earnings per share 136,653 133,814 129,018 125,020 121,002 Net operating income per diluted share 0.55$ 0.66$ 0.72$ 0.87$ 0.42$

CNO Financial Group 39 Book value per diluted share Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised, restricted stock and performance units were vested, and convertible securities were converted. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments. A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows: (dollars in millions, except per-share amounts) Information Related to Certain Non-GAAP Financial Measures 1Q21 2Q21 3Q21 4Q21 1Q22 Total shareholders' equity 4,860.7$ 5,324.0$ 5,232.9$ 5,259.7$ 3,690.9$ Shares outstanding for the period 132,268,255 129,105,039 124,269,869 120,377,152 117,241,006 Book value per share 36.75$ 41.24$ 42.11$ 43.69$ 31.48$ Total shareholders' equity 4,860.7$ 5,324.0$ 5,232.9$ 5,259.7$ 3,690.9$ Less accumulated other comprehensive income (1,518.1) (1,995.5) (1,929.7) (1,947.1) (380.5) Adjusted shareholders' equity excluding AOCI 3,342.6$ 3,328.5$ 3,303.2$ 3,312.6$ 3,310.4$ Shares outstanding for the period 132,268,255 129,105,039 124,269,869 120,377,152 117,241,006 Dilutive common stock equivalents related to: Stock options, restricted stock and performance units 2,356,263 2,444,309 2,647,710 2,953,586 2,261,617 Diluted shares outstanding 134,624,518 131,549,348 126,917,579 123,330,738 119,502,623 Book value per diluted share (a non-GAAP measure) 24.83$ 25.30$ 26.03$ 26.86$ 27.70$

CNO Financial Group 40 Operating return measures Management believes that an analysis of net income applicable to common stock before net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net change in market value of investments recognized in earnings, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, changes in the valuation allowance for deferred tax assets and other tax items, loss on extinguishment of debt and other non-operating items consisting primarily of earnings attributable to variable interest entities (“net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation. Information Related to Certain Non-GAAP Financial Measures

CNO Financial Group 41 The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant item, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) (Continued on next page) Information Related to Certain Non-GAAP Financial Measures 1Q21 2Q21 3Q21 4Q21 1Q22 Operating income 353.2$ 362.9$ 343.1$ 365.6$ 341.5$ Operating income, excluding significant items 335.2$ 366.1$ 348.6$ 357.3$ 327.1$ Net income 470.4$ 466.4$ 437.0$ 441.0$ 405.9$ Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 2,876.5$ 2,947.7$ 2,995.5$ 3,026.0$ 3,046.7$ Average common shareholders' equity 4,903.1$ 5,114.1$ 5,206.8$ 5,197.4$ 5,023.1$ Operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 12.3% 12.3% 11.5% 12.1% 11.2% Operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 11.7% 12.4% 11.6% 11.8% 10.7% Return on equity 9.6% 9.1% 8.4% 8.5% 8.1% Trailing Twelve Months Ended

CNO Financial Group 42 The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income: (dollars in millions) (a) The significant items have been discussed in prior press releases. (Continued on next page) Information Related to Certain Non-GAAP Financial Measures Net operating income Significant items (a) Net operating income, excluding significant items Net operating income, excluding significant items - trailing four quarters Net income Net income - trailing four quarters 2Q20 79.4$ (17.7)$ 61.7$ 285.9$ 82.0$ 380.8$ 3Q20 112.6 - 112.6 329.3 129.2 468.0 4Q20 86.0 (6.4) 79.6 338.2 111.8 301.8 1Q21 75.2 6.1 81.3 335.2 147.4 470.4 2Q21 89.1 3.5 92.6 366.1 78.0 466.4 3Q21 92.8 2.3 95.1 348.6 99.8 437.0 4Q21 108.5 (20.2) 88.3 357.3 115.8 441.0 1Q22 51.1 - 51.1 327.1 112.3 405.9

CNO Financial Group 43 The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant item, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) (Continued on next page) Information Related to Certain Non-GAAP Financial Measures 1Q21 2Q21 3Q21 4Q21 1Q22 Pre-tax operating earnings (a non-GAAP financial measure) 455.2$ 468.6$ 442.6$ 470.6$ 441.7$ Income tax expense (102.0) (105.7) (99.5) (105.0) (100.2) Operating return 353.2 362.9 343.1 365.6 341.5 Non-operating items: Net realized investment gains (losses) from sales and impairments, net of related amortization 36.2 48.2 42.7 34.8 24.1 Net change in market value of investments recognized in earnings 39.3 13.8 0.7 (17.4) (36.5) Fair value changes in embedded derivative liabilities, net of related amortization 69.7 51.9 64.4 67.2 75.9 Fair value changes and amendment related to the agent deferred compensation plan (3.1) 10.1 10.1 8.9 18.4 Other 8.0 8.9 2.6 3.6 3.4 Non-operating income before taxes 150.1 132.9 120.5 97.1 85.3 Income tax expense on non-operating income (32.9) (29.4) (26.6) (21.7) (20.9) Net non-operating income 117.2 103.5 93.9 75.4 64.4 Net income 470.4$ 466.4$ 437.0$ 441.0$ 405.9$ Twelve Months Ended

CNO Financial Group 44 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) Information Related to Certain Non-GAAP Financial Measures 1Q19 2Q19 3Q19 4Q19 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 2,703.4$ 2,702.9$ 2,685.0$ 2,761.9$ Net operating loss carryforwards 479.6 451.1 425.4 542.6 Accumulated other comprehensive income 654.9 1,098.2 1,442.9 1,372.5 Common shareholders' equity 3,837.9$ 4,252.2$ 4,553.3$ 4,677.0$ 1Q20 2Q20 3Q20 4Q20 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 2,701.2$ 2,784.2$ 2,905.1$ 2,956.2$ Net operating loss carryforwards 469.4 426.8 377.2 341.9 Accumulated other comprehensive income 595.2 1,520.2 1,801.6 2,186.1 Common shareholders' equity 3,765.8$ 4,731.2$ 5,083.9$ 5,484.2$ 1Q21 2Q21 3Q21 4Q21 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,019.5$ 3,035.6$ 3,036.3$ 3,068.9$ Net operating loss carryforwards 323.1 292.9 266.9 243.7 Accumulated other comprehensive income 1,518.1 1,995.5 1,929.7 1,947.1 Common shareholders' equity 4,860.7$ 5,324.0$ 5,232.9$ 5,259.7$ 1Q22 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,072.2$ Net operating loss carryforwards 238.2 Accumulated other comprehensive income 380.5 Common shareholders' equity 3,690.9$

CNO Financial Group 45 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) Information Related to Certain Non-GAAP Financial Measures 1Q21 2Q21 3Q21 4Q21 1Q22 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 2,876.5$ 2,947.7$ 2,995.5$ 3,026.0$ 3,046.7$ Net operating loss carryforwards 385.5 350.5 320.0 293.9 271.0 Accumulated other comprehensive income 1,641.1 1,815.9 1,891.3 1,877.5 1,705.4 Common shareholders' equity 4,903.1$ 5,114.1$ 5,206.8$ 5,197.4$ 5,023.1$ Trailing Four Quarter Average

CNO Financial Group 46 Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows: (dollars in millions) Information Related to Certain Non-GAAP Financial Measures 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Corporate notes payable 1,136.2$ 1,136.6$ 1,136.9$ 1,137.0$ 1,137.3$ 1,137.6$ Total shareholders' equity 5,484.2 4,860.7 5,324.0 5,232.9 5,259.7 3,690.9 Total capital 6,620.4$ 5,997.3$ 6,460.9$ 6,369.9$ 6,397.0$ 4,828.5$ Corporate debt to capital 17.2% 19.0% 17.6% 17.8% 17.8% 23.6% Corporate notes payable 1,136.2$ 1,136.6$ 1,136.9$ 1,137.0$ 1,137.3$ 1,137.6$ Total shareholders' equity 5,484.2 4,860.7 5,324.0 5,232.9 5,259.7 3,690.9 Less accumulated other comprehensive income (2,186.1) (1,518.1) (1,995.5) (1,929.7) (1,947.1) (380.5) Total capital 4,434.3$ 4,479.2$ 4,465.4$ 4,440.2$ 4,449.9$ 4,448.0$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 25.6% 25.4% 25.5% 25.6% 25.6% 25.6%